UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 10, 2026

BIRCHTECH CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-33067	87-0398271
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1810 Jester Drive Corsicana, Texas	75109
(Address of principal executive offices)	(Zip Code)

(614) 505-6115

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BCHT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations.

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01 Other Events.

On April 10, 2026, the Board of Directors of Birchtech Corp. (the “Company”) determined that the date of its 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) will be Thursday, July 23, 2026. The 2026 Annual Meeting will be a virtual-only meeting conducted via remote communications. Additional details regarding the exact time, location and matters to be voted on at the 2026 Annual Meeting will be provided in the Company’s proxy statement for the 2026 Annual Meeting.

Because the Company did not hold an annual meeting in 2025, pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”), stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2026 Annual Meeting must ensure that such proposal is received by the Company at its principal place of business located at 1810 Jester Drive, Corsicana, Texas 75109, Attention: Secretary, on or before the close of business on May 26, 2026, which the Company believes is a reasonable time before it begins to print and send its proxy materials. Any such proposal must also meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the proxy materials for the 2026 Annual Meeting and must comply with the advance notice provisions contained in the Company’s amended and restated bylaws.

Additionally, a stockholder intending to submit a proposal outside the processes of Rule 14a-8 of the Exchange Act or to nominate persons for election to serve as a director of the Company, in each case in connection with the 2026 Annual Meeting, to be considered timely, must provide written notice of such proposal or nomination to the Company’s Secretary at the address set forth above not later than the close of business on May 26, 2026. Such proposals or nominations must comply with the advance notice provisions contained in the Company’s amended and restated bylaws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Birchtech Corp.

Date: April 13, 2026	By:	/s/ Richard MacPherson
Richard MacPherson President and Chief Executive Officer

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